UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2012

HATTERAS FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34030	26-1141886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Oakwood Drive, Suite 340

Winston Salem, North Carolina 27103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (336) 760-9331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On February 29, 2012, Hatteras Financial Corp. (the “Company”) and Atlantic Capital Advisors LLC entered into separate Sales Agreements (the “Sales Agreements”) with each of Cantor Fitzgerald & Co. and JMP Securities LLC. In accordance with the terms of the Sales Agreements, the Company may offer and sell up to 10,000,000 shares of common stock (the “Shares”) from time to time through Cantor Fitzgerald & Co. and JMP Securities LLC, each acting as the Company’s agent and/or principal for the offer and sale of the Shares.

Sales of the Shares, if any, may be made in private transactions, negotiated transactions or any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or to or through a market maker other than on an exchange. Under the Sales Agreements, upon written instructions from the Company, either Cantor Fitzgerald & Co. or JMP Securities LLC will use its commercially reasonable efforts consistent with its normal sales and trading practices to solicit offers to purchase the Shares. Cantor Fitzgerald & Co. and JMP Securities LLC will be entitled to compensation of up to 2.0% of the gross sales price per share for any Shares sold by it under the applicable Sales Agreement.

The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-179805), which became effective upon filing with the Securities and Exchange Commission on February 29, 2012, and a prospectus supplement.

The foregoing descriptions of the material terms of the Sales Agreements, and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the exhibits filed with this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Sales Agreement, dated as of February 29, 2012, by and among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated as of February 29, 2012, by and among Hatteras Financial Corp., Atlantic Capital Advisors LLC and JMP Securities LLC

5.1	Opinion of Hunton & Williams LLP re legality

8.1	Opinion of Hunton & Williams LLP, dated February 29, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-179805) filed with the Securities and Exchange Commission on February 29, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

Dated: March 2, 2012	BY:	/s/ KENNETH A. STEELE
Kenneth A. Steele
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated as of February 29, 2012, by and among Hatteras Financial Corp., Atlantic Capital Advisors LLC and Cantor Fitzgerald & Co.

1.2	Sales Agreement, dated as of February 29, 2012, by and among Hatteras Financial Corp., Atlantic Capital Advisors LLC and JMP Securities LLC

5.1	Opinion of Hunton & Williams LLP re legality

8.1

Opinion of Hunton & Williams LLP, dated February 29, 2012, regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Company’s Registration Statement on Form S-3 (File No. 333-179805) filed with the Securities and Exchange Commission on February 29, 2012)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)